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                                                                   Exhibit 10.25


                       STOCK PLEDGE AND SECURITY AGREEMENT




         THIS STOCK PLEDGE AND SECURITY AGREEMENT is made as of April 5, 2001 by CHARLES MCKNETT, individually ("Pledgor"), in favor of JNI CORPORATION (the "Company").

                                    RECITALS

                  A. The Company has agreed to loan to Pledgor the principal amount of One Million Two Hundred Thousand Dollars ($1,200,000), repayment of which is evidenced by that certain Secured Recourse Promissory Note (the "Note"), dated of even date herewith.

                  B. Pledgor is the record and beneficial owner of 240,000 of the outstanding shares of the Common Stock of the Company (the "Stock"), as more particularly described in EXHIBIT A hereto, together with all proceeds and substitutions of any thereof, all interest paid thereon, and all other cash and noncash proceeds of the foregoing (the "Pledged Collateral").

                  C. The Company has required as a condition of entering into the Note that Pledgor deliver this Pledge Agreement to secure the obligations of Pledgor under the Note.


         NOW, THEREFORE, Pledgor and the Company agree as follows:

         1. PLEDGE OF COLLATERAL. Pledgor hereby pledges to the Company and grants to the Company a security interest in the Pledged Collateral, as security for the prompt performance of all of Pledgor's obligations under the Note (the "Obligations"). Any certificate or certificates for the securities included in the Pledged Collateral, accompanied by an instrument of assignment duly executed in blank by Pledgor, have been, or will be immediately upon the subsequent receipt thereof by Pledgor, delivered by Pledgor to the Company.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents and warrants to and covenants with the Company that:

                  a. The Pledged Collateral is owned by Pledgor free and clear of any security interests, liens, encumbrances, options or other restrictions created by Pledgor, except for the security interest in favor of the Company created hereby;

                  b. Pledgor has full power and authority to create a first lien on the Pledged Collateral in favor of the Company and no disability or contractual obligation exists that would prohibit Pledgor from pledging the Pledged Collateral pursuant to this Agreement, and Pledgor will not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral; and

                  c. The Pledged Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Pledgor knows of no reasonable grounds for the institution of any such proceedings.

         3. EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") hereunder:

                  a.       The occurrence of an Event of Default under the Note;
or

                  b. The breach of any provision of this Agreement by Pledgor or the failure by Pledgor to observe or perform any of the provisions of this Agreement.


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         4.       THE COMPANY'S REMEDIES UPON DEFAULT. Upon the occurrence of an
Event of Default, the Company shall have the right to exercise all such rights as a secured party under the California Uniform Commercial Code as it, in its sole judgment, shall deem necessary or appropriate, including the right to liquidate the Pledged Collateral and apply the proceeds thereof to reduce the principal amount outstanding under the Note. After the disposal of any of the Pledged Collateral, the Company may deduct all reasonable legal and other expenses and attorney's fees for protecting its interest and enforcing its remedies under the Note and this Agreement and shall apply the residue of the proceeds to, or hold as a reserve against, the Obligations in such manner as the Company in its reasonable discretion shall determine, and shall pay the balance, if any to Pledgor.

         5. NOTICES. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid telefacsimile to Pledgor or to the Company, as the case may be.

                 If to Pledgor:              Charles McKnett

                                             ----------------------

                                             ----------------------

                                             ----------------------
                                             FAX:
                                                 ------------------

                 If to the Company:          JNI Corporation
                                             10945 Vista Sorrento Parkway
                                             San Diego, CA 92121
                                             Attn: Gloria Purdy
                                             FAX: (858) 523-7005

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         6.       CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Pledgor and the Company hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of San Diego, State of California. PLEDGOR AND THE COMPANY EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         7.       GENERAL PROVISIONS.

                  a. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; PROVIDED, HOWEVER, that neither this Agreement nor any rights hereunder may be assigned by Pledgor without the Company's prior written consent, which consent may be granted or withheld in the Company's sole discretion. The Company shall have the right without the consent of or notice to Pledgor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, the Company's obligations, rights and benefits hereunder.


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                  b.       TIME OF ESSENCE. Time is of the essence for the
performance of all obligations set forth in this Agreement.

                  c. SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  d. AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement.

                  e. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  f. SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                               COMPANY:

                                               JNI Corporation


                                               By:
                                                  ------------------------------
                                               Title:
                                                     ---------------------------


                                               PLEDGOR:



                                               ---------------------------------
                                               Charles McKnett


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                                    EXHIBIT A




     Pledgor Name            Certificate Number           Number of Shares/Units
     ------------            ------------------           ----------------------